Exhibit 99.01


                   ADELPHIA CLOSES FRONTIERVISION ACQUISITION


Coudersport, PA, October 1, 1999 -- Adelphia Communications Corporation (NASDAQ-NNM: ADLAC) announced that effective today, it had closed the acquisition of FrontierVision Partners, L.P.

         Information regarding the FrontierVision acquisition has been the subject of prior Adelphia press releases and filings by Adelphia with the Securities and Exchange Commission.

         Adelphia Communications Corporation is one of the largest cable television operators in the United States.



Contact:  Timothy J. Rigas, Executive Vice President and Chief Financial Officer
           of Adelphia, (814) 274-9830.